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                 ABN AMRO INSTITUTIONAL PRIME MONEY MARKET FUND
                              CLASSES Y & YS SHARES

                 SUPPLEMENT DATED MAY 27, 2004 TO PROSPECTUS AND
          STATEMENT OF ADDITIONAL INFORMATION, EACH DATED MARCH 1, 2004

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE RETAINED AND READ IN CONJUNCTION WITH EACH DOCUMENT.

ABN AMRO Institutional Prime Money Market Fund (the "Fund") may invest in Insurance Funding Agreements. Accordingly, the following disclosure supplements that found in the OTHER INVESTMENT STRATEGIES section on page 7 of each prospectus and in the ILLIQUID SECURITIES section on page 14 of the Statement of Additional Information:


PROSPECTUS:


INSURANCE FUNDING AGREEMENTS. An insurance funding agreement ("IFA") is an agreement that requires the Fund to make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits interest to the Fund for a set period. IFAs have put provisions that allow the owner of an IFA to receive back its investment in a specified number of days. The Fund may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Adviser. IFAs are not insured or backed by a government agency -- they are backed only by the insurance company that issues them. As a result, they are subject to default risk. In addition, there normally is no active secondary market for IFAs. This means that it may be difficult to sell an IFA at an appropriate price and an IFA may be treated as an illiquid security.


STATEMENT OF ADDITIONAL INFORMATION:


The second sentence in the ILLIQUID SECURITIES section should include Insurance Funding Agreements as a type of illiquid security.



                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                 WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL
                       INFORMATION FOR FUTURE REFERENCE.

         For more information, please call ABN AMRO Funds: 800 992-8151 or visit our Web site at www.abnamrofunds.com